UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material Pursuant to §240.14a-12

CATALYST PHARMACEUTICALS, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

This Schedule 14A relates solely to preliminary communications made prior to furnishing security holders of Catalyst Pharmaceuticals, Inc. (“Catalyst” or the “Company”) with a proxy statement related to a proposed transaction in which Angelini Cielo Inc. (“Merger Sub”), a wholly-owned subsidiary of Angelini Pharma S.p.A. (“Angelini Pharma”), will be merged with and into the Company, with the Company being the surviving corporation and continuing as a wholly-owned subsidiary of Angelini Pharma (the “Transactions”), upon the terms and subject to the conditions set forth in the Agreement and Plan of Merger, dated May 6, 2026, among Angelini Pharma, Merger Sub and the Company.

This Schedule 14A filing consists of the following documents relating to the Transactions:

Exhibit 99.1: Employee Letter from Catalyst CEO

Exhibit 99.2: Employee FAQ

Exhibit 99.3: Investor / Analyst Courtesy Note

Exhibit 99.4: Social Media Posts

Exhibit 99.5: Licensing Partner Letter

Exhibit 99.6: Patient Advocacy Community Letter

Exhibit 99.7: SUMMIT Study Investigator Letter

Exhibit 99.8: Policymaker / Regulator Letter

Exhibit 99.9: Top IR Q&A

*  *  *

Important Information and Where to Find It

In connection with the Transactions, Catalyst intends to file with the Securities and Exchange Commission (“SEC”) a proxy statement (the “Proxy Statement”), the definitive version of which will be sent or provided to Catalyst stockholders. Catalyst may also file other documents with the SEC regarding the proposed Transactions. This document is not a substitute for the Proxy Statement or any other document which Catalyst may file with the SEC. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTIONS AND RELATED MATTERS. Investors and security holders may obtain free copies of the Proxy Statement (when it is available) and other documents that are filed or will be filed with the SEC by Catalyst through the website maintained by the SEC at www.sec.gov or Catalyst’s website at https://ir.catalystpharma.com/financial-information/sec-filings/default.aspx.

No Offer or Solicitation

This communication is for information purposes only and is not intended to and does not constitute, or form part of, an offer, invitation or the solicitation of an offer or invitation to purchase, otherwise acquire, subscribe for, sell or otherwise dispose of any securities, or the solicitation of any vote or approval in any jurisdiction, pursuant to the proposed Transactions or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law.

Participants in the Solicitation

Catalyst, Angelini Pharma, and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the proposed Transactions. Information regarding Catalyst’s directors and executive officers, including a description of their direct interests, by security holdings or otherwise, is contained in the “Directors, Executive Officers and Corporate Governance,” “Executive Compensation” and “Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters” sections of the Amended Annual Report on Form 10-K/A for the fiscal year ended December  31, 2025, of Catalyst, which was filed with the SEC on April 30, 2026 (the “Amended 2025 Annual Report”), and which will be contained in the Proxy Statement to be filed by Catalyst in connection with the proposed Transactions. To the extent the holdings of Catalyst’s securities by Catalyst’s directors and executive officers have changed since the amounts set forth in Catalyst’s Amended 2025 Annual Report, such changes will be reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements

of Change in Ownership on Form 4 filed with the SEC. Catalyst stockholders may obtain additional information regarding the direct and indirect interests of the participants in the solicitation of proxies in connection with the proposed Transactions, including the interests of Catalyst directors and executive officers in the Transactions, which may be different than those of Catalyst stockholders generally, by reading the Proxy Statement and any other relevant documents that are filed or will be filed with the SEC relating to the Transactions. These documents (when available) may be obtained free of charge from the website maintained by the SEC at www.sec.gov and Catalyst’s website at https://ir.catalystpharma.com/financial-information/sec-filings/default.aspx.

Forward-Looking Statements

This communication contains certain “forward-looking statements” intended to qualify for the “safe harbor” from liability established by the Private Securities Litigation Reform Act of 1995, as amended, related to Catalyst, Angelini Pharma and the proposed Transactions that involve substantial risks and uncertainties. Forward-looking statements include any statements containing the words “anticipate,” “believe,” “estimate,” “expect,” “intend,” “goal,” “may,” “might,” “plan,” “predict,” “project,” “seek,” “target,” “potential,” “will,” “would,” “could,” “should,” “continue” and similar expressions. In this communication, Catalyst’s forward-looking statements include statements about the parties’ ability to satisfy the conditions to the consummation of the Transactions; statements about the expected timetable for completing the Transactions; Catalyst’s plans, objectives, expectations and intentions; the financial condition, results of operations and business of Catalyst; Catalyst’s ability to commercialize its existing products and current and future product candidates; and the anticipated timing of closing of the Transactions. Forward-looking statements are subject to certain risks, uncertainties or other factors that are difficult to predict and could cause actual events or results to differ materially from those indicated in any such statements due to a number of risks and uncertainties. Those risks and uncertainties that could cause the actual results to differ from expectations contemplated by forward-looking statements include, among other things: consummating the Transactions and financing in the anticipated timeframe, if at all; the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement; uncertainties as to the ability to obtain stockholder approval; the possibility that competing acquisition proposals will be made; the possibility that various closing conditions for the Transactions may not be satisfied or waived, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the Transactions (or only grant approval subject to adverse conditions or limitations); the effects of the Transactions on relationships with employees, customers, suppliers, other business partners or governmental entities, including the risk that the Transactions adversely affect employee retention; the difficulty of predicting the timing or outcome of regulatory approvals or actions; the impact of competitive products and pricing; the risk that Angelini Pharma may not realize the potential benefits of the Transactions, including the possibility that the expected benefits from the proposed Transactions will not be realized or will not be realized within the expected time period and that Angelini Pharma and Catalyst will not be integrated successfully or that such integration may be more difficult, time-consuming or costly than expected; the risks related to disruption of management’s time from ongoing business operations as a result of the Transactions; risks that the Transactions disrupt current plans and operations; obtaining and maintaining adequate coverage and reimbursement for Catalyst’s products; changes in Catalyst’s business during the period between announcement and closing of the Transactions; any legal proceedings and/or regulatory actions that may be instituted related to the Transactions; other business effects, including the effects of industry, economic or political conditions outside of the companies’ control; costs and expenses related to the Transactions; actual or contingent liabilities; the effects of the Transactions (or the announcement thereof) on Catalyst’s stock price and/or operating results; and the other risks and uncertainties discussed under the heading “Risk Factors” in Catalyst’s periodic reports filed with the SEC, including its quarterly reports on Form 10-Q and annual reports on Form 10-K. These risks, as well as other risks associated with the Transactions, are more fully discussed in the Proxy Statement to be filed with the SEC in connection with the Transactions. While the list of factors presented here is, and the list of factors presented in the Proxy Statement will be, considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. You should not place undue reliance on these statements. Actual results could differ materially from those anticipated in these forward-looking statements. All forward-looking statements are based on information currently available to Catalyst and Angelini Pharma, and, except as required by applicable law, Catalyst and Angelini Pharma disclaim any obligation to update the information contained in this communication as new information becomes available. All forward-looking statements in this communication or made in connection therewith in writing or orally are qualified in their entirety by this cautionary statement.

Exhibit 99.1

Dear Colleagues,

This morning, we announced that Catalyst has entered a merger agreement to be acquired by Angelini Pharma for $31.50 per share in cash, representing a total equity value of approximately $4.1 billion. This is a pivotal and transformative moment for Catalyst that speaks to the strength of our business, our team, and the tremendous real-world impact we deliver for patients living with rare diseases. You can read the full press release here: https://ir.catalystpharma.com/news/news-details/2026/Angelini-Pharma-to-Acquire-Catalyst-Pharmaceuticals-for-4-1-Billion-USD-3-5-Billion-Euros-Entering-the-U-S--Market-and-Consolidating-its-Leadership-in-Brain-Health-and-Rare-Disease-3e9bed681/default.aspx.

Angelini Pharma is a privately owned pharmaceutical company headquartered in Rome, Italy, with a growing international presence across more than 70 countries. This acquisition represents the establishment of Angelini Pharma’s commercial pharmaceutical presence in the United States, the world’s largest market. Through a combination of strategic acquisitions, partnerships, and integrated R&D and manufacturing capabilities, Angelini Pharma has established itself as a leading partner to the global biotech ecosystem, advancing innovative therapies and expanding patient access worldwide.

Angelini Pharma is driven by its global vision to become a science-led, innovative biopharmaceutical leader centered on brain health and rare diseases, and they view Catalyst as a critical component to achieve that vision. Over the past few years, Catalyst has evolved from a single asset company into a successful portfolio of commercial products in rare diseases with industry-leading patient services and high-touch specialty pharmacy infrastructure. By combining our unique capabilities in rare diseases with Angelini Pharma’s proven global reach, we will create a stronger, scalable, and robust platform to expand access to life-changing rare disease therapies worldwide.

In terms of what comes next, it is important to remember that this is just the first step in the process. We expect the acquisition to close in the third quarter of 2026, subject to customary closing conditions, including receipt of certain regulatory approvals and approval by our shareholders. Until the acquisition closes, Catalyst and Angelini Pharma will remain separate, independent entities. Over the coming weeks, both companies will work together to continue planning how our organizations will join and will keep communications open as decisions are made.

I know you have questions about today’s news. We will host a town hall today at 12:00 p.m. ET where we will discuss more about this exciting announcement. I encourage everyone to attend. In the meantime, attached is a set of FAQs to help answer your initial questions.

This announcement may generate increased attention for Catalyst. Consistent with our policy, if you receive any calls or emails from the media or other external stakeholders, please forward them to Angie Bechan.

I hope you share my excitement about today’s announcement and what it means for the future. This moment would not have been possible without your hard work and dedication to Catalyst and the patients we serve.

Speak soon,

Rich

Important Information and Where to Find It

In connection with the proposed acquisition of Catalyst by Angelini Pharma (the “Transactions”), Catalyst intends to file with the Securities and Exchange Commission (“SEC”) a proxy statement (the “Proxy Statement”), the definitive version of which will be sent or provided to Catalyst stockholders. Catalyst may also file other documents with the SEC regarding the proposed Transactions. This document is not a substitute for the Proxy Statement or any other document which Catalyst may file with the SEC. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTIONS AND RELATED MATTERS. Investors and security holders may obtain free copies of the Proxy Statement (when it is available) and other documents that are filed or will be filed with the SEC by Catalyst through the website maintained by the SEC at www.sec.gov or Catalyst’s website at https://ir.catalystpharma.com/financial-information/sec-filings/default.aspx.

No Offer or Solicitation

This communication is for information purposes only and is not intended to and does not constitute, or form part of, an offer, invitation or the solicitation of an offer or invitation to purchase, otherwise acquire, subscribe for, sell or otherwise dispose of any securities, or the solicitation of any vote or approval in any jurisdiction, pursuant to the proposed Transactions or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law.

Participants in the Solicitation

Catalyst, Angelini Pharma, and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the proposed Transactions. Information regarding Catalyst’s directors and executive officers, including a description of their direct interests, by security holdings or otherwise, is contained in the “Directors, Executive Officers and Corporate Governance,” “Executive Compensation” and “Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters” sections of the Amended Annual Report on Form 10-K/A for the fiscal year ended December  31, 2025, of Catalyst, which was filed with the SEC on April 30, 2026 (the “Amended 2026 Annual Report”), and which will be contained in the Proxy Statement to be filed by Catalyst in connection with the proposed Transactions. To the extent the holdings of Catalyst’s securities by Catalyst’s directors and executive officers have changed since the amounts set forth in Catalyst’s Amended 2026 Annual Report, such changes will be reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC. Catalyst stockholders may obtain additional information regarding the direct and indirect interests of the participants in the solicitation of proxies in connection with the proposed Transactions, including the interests of Catalyst directors and executive officers in the Transactions, which may be different than those of Catalyst stockholders generally, by reading the Proxy Statement and any other relevant documents that are filed or will be filed with the SEC relating to the Transactions. These documents (when available) may be obtained free of charge from the website maintained by the SEC at www.sec.gov and Catalyst’s website at https://ir.catalystpharma.com/financial-information/sec-filings/default.aspx.

Forward-Looking Statements

This communication contains certain “forward-looking statements” intended to qualify for the “safe harbor” from liability established by the Private Securities Litigation Reform Act of 1995, as amended, related to Catalyst, Angelini Pharma and the proposed Transactions that involve substantial risks and uncertainties. Forward-looking statements include any statements containing the words “anticipate,” “believe,” “estimate,” “expect,” “intend,” “goal,” “may,” “might,” “plan,” “predict,” “project,” “seek,” “target,” “potential,” “will,” “would,” “could,” “should,” “continue” and similar expressions. In this communication, Catalyst’s forward-looking statements include statements about the parties’ ability to satisfy the conditions to the consummation of the Transactions; statements about the expected timetable for completing the Transactions; Catalyst’s plans, objectives, expectations and intentions; the financial condition, results of operations and business of Catalyst; Catalyst’s ability to commercialize its existing products and current and future product candidates; and the anticipated timing of closing of the Transactions. Forward-looking statements are subject to certain risks, uncertainties or other factors that are difficult to predict and could cause actual events or results to differ materially from those indicated in any such statements due to a number of risks and uncertainties. Those risks and uncertainties that could cause the actual results to differ from expectations contemplated by forward-looking statements include, among other things: among other things: consummating the Transactions and financing in the anticipated timeframe, if at all; the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement; uncertainties as to the ability to obtain stockholder approval; the possibility that competing acquisition proposals will be made; the possibility that various closing conditions for the Transactions may not be satisfied or waived, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the Transactions (or only grant approval subject to adverse conditions or limitations); the effects of the Transactions on relationships with employees, customers, suppliers, other business partners or governmental entities, including the risk that the Transactions adversely affect employee retention; the difficulty of predicting the timing or outcome of regulatory approvals or actions; the impact of competitive products and pricing; the risk that Angelini Pharma may not realize the potential benefits of the Transactions, including the possibility that the expected benefits from the proposed Transactions will not be realized or will not be realized within the expected time period and that Angelini Pharma and Catalyst will not be integrated successfully or that such integration may be more difficult, time-consuming or costly than expected; the risks related to disruption of management’s time from ongoing business operations as a result of the Transactions; risks that the Transactions disrupt current plans and operations; obtaining and maintaining adequate coverage and reimbursement for Catalyst’s products; changes in Catalyst’s business during the period between announcement and closing of the Transactions; any legal proceedings and/or regulatory actions that may be instituted related to the Transactions; other business effects, including the effects of industry, economic or political conditions outside of the companies’ control; costs and expenses related to the Transactions; actual or contingent liabilities; the effects of the Transactions (or the announcement thereof) on Catalyst’s stock price and/or operating results; and the other risks and uncertainties discussed under the heading “Risk Factors” in Catalyst’s periodic reports filed with the SEC, including its quarterly reports on Form 10-Q and annual reports on Form 10-K. These risks, as well as other risks associated with the Transactions, are more fully discussed in the Proxy Statement to be filed with the SEC in connection with the Transactions. While the list of factors presented here is, and the list of factors presented in the Proxy Statement will be, considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. You should not place undue reliance on these statements. Actual results could differ materially from those anticipated in these forward-looking statements. All forward-looking statements are based on information currently available to Catalyst and Angelini Pharma, and, except as required by applicable law, Catalyst and Angelini Pharma disclaim any obligation to update the information contained in this communication as new information becomes available. All forward-looking statements in this communication or made in connection therewith in writing or orally are qualified in their entirety by this cautionary statement.

Exhibit 99.2

1.	What was announced?

•	Catalyst has entered a merger agreement to be acquired by Angelini Pharma for $31.50 per share in cash, representing a total equity value of approximately $4.1 billion.

•	The transaction is expected to close in the third quarter of 2026, subject to customary conditions, including receipt of certain regulatory approvals and approval by our shareholders.

2.	Who is Angelini Pharma? Why are they the right company to own Catalyst?

•

Angelini Pharma is a privately owned pharmaceutical company headquartered in Rome, Italy, with a growing international presence through operations and strategic alliances across more than 70 countries.

•	This acquisition represents the establishment of Angelini Pharma’s commercial pharmaceutical presence in the United States, the world’s largest market.

•	Angelini researches, develops, and commercializes health solutions with a focus on brain health, specialty and primary care, and consumer health.

•

Through a combination of strategic acquisitions, partnerships, and integrated R&D and manufacturing capabilities, Angelini Pharma has established itself as a leading partner to the global biotech ecosystem, advancing innovative therapies and expanding patient access worldwide.

•

Angelini Pharma is driven by its global vision to become a science-led, innovative biopharmaceutical leader centered on brain health and rare diseases, and they view Catalyst as a critical component to achieve that vision.

•

Over the past few years, Catalyst has evolved from a single asset company into a successful portfolio of commercial products in rare diseases with industry-leading patient services and high-touch specialty pharmacy infrastructure.

•

By combining our unique capabilities in rare diseases with Angelini Pharma’s proven global reach, we will create a stronger, scalable, and robust platform to expand access to life-changing rare disease therapies worldwide.

3.	What does this mean for employees?

•	This transformative transaction is a testament to the strength of our business, our team, and the tremendous real-world impact we deliver for patients living with rare diseases.

•	The Angelini Pharma team recognizes the value of our people and what we have built, and we are confident this transaction will benefit all our stakeholders, including our employees.

•	This announcement is only the first step in the process of bringing our companies together.

•	We expect the transaction to close in the third quarter of 2026, subject to customary conditions, including receipt of certain regulatory approvals and approval by our shareholders.

•	Until then, Catalyst and Angelini Pharma will remain separate, independent entities, and it is business as usual.

4.	Will I keep my job?

•

This acquisition is about growth and expansion. Notably, Angelini Pharma currently does not have any commercial pharmaceutical presence in the United States. Therefore, Angelini Pharma views us as an essential component of their vision given our U.S. presence and our unique capabilities in rare diseases.

•

Please understand that this announcement is only the first step toward completing this transaction. While we don’t have all the specifics at this point, we are committed to keeping an open line of communication as decisions are made.

5.	Will there be any changes to compensation or benefits programs for Catalyst employees as a result of this transaction?

•	We will continue to operate under our current compensation and benefit programs through the close of the transaction.

•	There are still many details to be worked out in terms of how we will bring our two organizations together.

•	As those details are confirmed over the coming weeks, we will be able to share more information.

6.	What will happen to the Catalyst name?

•	Catalyst will become a wholly-owned subsidiary of Angelini, and our name will change accordingly.

7.	How does Angelini Pharma’s company culture compare to Catalyst?

•	Angelini Pharma and Catalyst are likeminded companies with a shared commitment to putting patients first and delivering breakthrough therapies that improve lives.

•	We look forward to the opportunity to enhance patient care and access globally by joining together our two organizations.

8.	What are Angelini Pharma’s plans for integration? When will that begin?

•	This announcement is the first step.

•	Over the coming weeks, both companies will work together to continue planning how our organizations will join.

•	We will keep communications open as decisions are made.

9.	Will there be any changes to Catalyst’s HQ in Coral Gables?

•	There are no immediate changes to our location – it’s business as usual until the transaction closes in the third quarter of 2026. We will continue to share information as soon as decisions are made.

10.	What will the role of our ELT be once the transaction closes? Will Rich continue in his role as CEO?

•

This acquisition is about growth and expansion. Notably, Angelini Pharma currently does not have any commercial pharmaceutical presence in the United States. Therefore, Angelini Pharma views us as an essential component of their vision given our U.S. presence and our unique capabilities in rare diseases.

•	More information with respect to the leadership team will be determined as part of the integration planning process.

•	Rich and the rest of the ELT are focused on operating the company as we always have while also working hard to close the transaction to set Catalyst up for success as it enters its next chapter.

11.	Can employees buy and sell stock between now and close?

•

Until close, Catalyst stock will continue to trade on Nasdaq just as it does today, and employees can continue to make investment and trading decisions subject to our existing policies, regulations, and limitations.

•	If you have any questions regarding any trading policies, please contact Brian Elsbernd at belsbernd@catalystpharma.com.

12.	I own Catalyst stock (or stock options). What will happen to my stock or options?

•	Employees who are shareholders of Catalyst will be able to receive $31.50 in cash for each share of Catalyst stock that they own upon completion of the transaction.

•	Unexercised options will be redeemed at $31.50 minus the exercise price for the options.

•	More information with respect to these details will be communicated to you as they are finalized.

13.	Will there be changes to the reporting relationships as a result of the transaction?

•	There are no immediate changes as a result of this announcement – it’s business as usual until close.

•	We expect decisions regarding titles and job responsibilities to be made as part of the integration process, following the close of the transaction.

14.	What should I tell advocacy groups, community leaders, KOLs, trial participants, or other partners if asked about this transaction?

•	Function leaders will be coordinating outreach to our key stakeholders about this transaction.

•	If you receive questions regarding this announcement, you can say that it is business as usual for us until the transaction closes and there are no changes to how we work with our partners.

15.	Will attendance at meetings or industry conferences change at all?

•	There are no immediate changes to how we operate as a result of this announcement.

•	It is business as usual.

16.	Can employees engage on social media about the news?

•	Please do not create your own posts about the news or engage with or share any third-party posts regarding the acquisition. Doing so would be a violation of our Social Media Policy.

•	We encourage all employees to like and repost the social content posted from the official company handles without comment.

17.	What do employees do if contacted by the press, investors/analysts or other third parties?

•	This announcement will generate increased attention for Catalyst.

•	Consistent with our policy, if you receive any calls or emails from the media or other external stakeholders, please forward them to Angie Bechan (angie.bechan@catalystpharma.com).

Important Information and Where to Find It

In connection with the proposed acquisition of Catalyst by Angelini Pharma (the “Transactions”), Catalyst intends to file with the Securities and Exchange Commission (“SEC”) a proxy statement (the “Proxy Statement”), the definitive version of which will be sent or provided to Catalyst stockholders. Catalyst may also file other documents with the SEC regarding the proposed Transactions. This document is not a substitute for the Proxy Statement or any other document which Catalyst may file with the SEC. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTIONS AND RELATED MATTERS. Investors and security holders may obtain free copies of the Proxy Statement (when it is available) and other documents that are filed or will be filed with the SEC by Catalyst through the website maintained by the SEC at www.sec.gov or Catalyst’s website at https://ir.catalystpharma.com/financial-information/sec-filings/default.aspx.

No Offer or Solicitation

This communication is for information purposes only and is not intended to and does not constitute, or form part of, an offer, invitation or the solicitation of an offer or invitation to purchase, otherwise acquire, subscribe for, sell or otherwise dispose of any securities, or the solicitation of any vote or approval in any jurisdiction, pursuant to the proposed Transactions or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law.

Participants in the Solicitation

Catalyst, Angelini Pharma, and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the proposed Transactions. Information regarding Catalyst’s directors and executive officers, including a description of their direct interests, by security holdings or otherwise, is contained in the “Directors, Executive Officers and Corporate Governance,” “Executive Compensation” and “Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters” sections of the Amended Annual Report on Form 10-K/A for the fiscal year ended December  31, 2025, of Catalyst, which was filed with the SEC on April 30, 2026 (the “Amended 2026 Annual Report”), and which will be contained in the Proxy Statement to be filed by Catalyst in connection with the proposed Transactions. To the extent the holdings of Catalyst’s securities by Catalyst’s directors and executive officers have changed since the amounts set forth in Catalyst’s Amended 2026 Annual Report, such changes will be reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC. Catalyst stockholders may obtain additional information regarding the direct and indirect interests of the participants in the solicitation of proxies in connection with the proposed Transactions, including the interests of Catalyst directors and executive officers in the Transactions, which may be different than those of Catalyst stockholders generally, by reading the Proxy Statement and any other relevant documents that are filed or will be filed with the SEC relating to the Transactions. These documents (when available) may be obtained free of charge from the website maintained by the SEC at www.sec.gov and Catalyst’s website at https://ir.catalystpharma.com/financial-information/sec-filings/default.aspx.

Forward-Looking Statements

This communication contains certain “forward-looking statements” intended to qualify for the “safe harbor” from liability established by the Private Securities Litigation Reform Act of 1995, as amended, related to Catalyst, Angelini Pharma and the proposed Transactions that involve substantial risks and uncertainties. Forward-looking statements include any statements containing the words “anticipate,” “believe,” “estimate,” “expect,” “intend,” “goal,” “may,” “might,” “plan,” “predict,” “project,” “seek,” “target,” “potential,” “will,” “would,” “could,” “should,” “continue” and similar expressions. In this communication, Catalyst’s forward-looking statements include statements about the parties’ ability to satisfy the conditions to the consummation of the Transactions; statements about the expected timetable for completing the Transactions; Catalyst’s plans, objectives, expectations and intentions; the financial condition, results of operations and business of Catalyst; Catalyst’s ability to commercialize its existing products and current and future product candidates; and the anticipated timing of closing of the Transactions. Forward-looking statements are subject to certain risks, uncertainties or other factors that are difficult to predict and could cause actual events or results to differ materially from those indicated in any such statements due to a number of risks and uncertainties. Those risks and uncertainties that could cause the actual results to differ from expectations contemplated by forward-looking statements include, among other things: among other things: consummating the Transactions and financing in the anticipated timeframe, if at all; the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement; uncertainties as to the ability to obtain stockholder approval; the possibility that competing acquisition proposals will be made; the possibility that various closing conditions for the Transactions may not be satisfied or waived, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the Transactions (or only grant approval subject to adverse conditions or limitations); the effects of the Transactions on relationships with employees, customers, suppliers, other business partners or governmental entities, including the risk that the Transactions adversely affect employee retention; the difficulty of predicting the timing or outcome of regulatory approvals or actions; the impact of competitive products and pricing; the risk that Angelini Pharma may not realize the potential benefits of the Transactions, including the possibility that the expected benefits from the proposed Transactions will not be realized or will not be realized within the expected time period and that Angelini Pharma and Catalyst will not be integrated successfully or that such integration may be more difficult, time-consuming or costly than expected; the risks related to disruption of management’s time from ongoing business operations as a result of the Transactions; risks that the Transactions disrupt current plans and operations; obtaining and maintaining adequate coverage and reimbursement for Catalyst’s products; changes in Catalyst’s business during the period between announcement and closing of the Transactions; any legal proceedings and/or regulatory actions that may be instituted related to the Transactions; other business effects, including the effects of industry, economic or political conditions outside of the companies’ control; costs and expenses related to the Transactions; actual or contingent liabilities; the effects of the Transactions (or the announcement thereof) on Catalyst’s stock price and/or operating results; and the other risks and uncertainties discussed under the heading “Risk Factors” in Catalyst’s periodic reports filed with the SEC, including its quarterly reports on Form 10-Q and annual reports on Form 10-K. These risks, as well as other risks associated with the Transactions, are more fully discussed in the Proxy Statement to be filed with the SEC in connection with the Transactions. While the list of factors presented here is, and the list of factors presented in the Proxy Statement will be, considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. You should not place undue reliance on these statements. Actual results could differ materially from those anticipated in these forward-looking statements. All forward-looking statements are based on information currently available to Catalyst and Angelini Pharma, and, except as required by applicable law, Catalyst and Angelini Pharma disclaim any obligation to update the information contained in this communication as new information becomes available. All forward-looking statements in this communication or made in connection therewith in writing or orally are qualified in their entirety by this cautionary statement.

Exhibit 99.3

Subject: Catalyst Pharmaceuticals, Inc. (Nasdaq: CPRX) to be Acquired by Angelini Pharma

May 7, 2026

Dear [INSERT NAME],

This morning, we announced that Catalyst has entered a merger agreement to be acquired by Angelini Pharma for $31.50 per share in cash, representing a total equity value of approximately $4.1 billion. You can read the full press release here https://ir.catalystpharma.com/news/news-details/2026/Angelini-Pharma-to-Acquire-Catalyst-Pharmaceuticals-for-4-1-Billion-USD-3-5-Billion-Euros-Entering-the-U-S--Market-and-Consolidating-its-Leadership-in-Brain-Health-and-Rare-Disease-3e9bed681/default.aspx.

Angelini Pharma is a privately owned pharmaceutical company headquartered in Rome, Italy, with a growing international presence across more than 70 countries. This acquisition represents the establishment of Angelini Pharma’s commercial pharmaceutical presence in the United States, the world’s largest market. Through a combination of strategic acquisitions, partnerships, and integrated R&D and manufacturing capabilities, Angelini Pharma has established itself as a leading partner to the global biotech ecosystem, advancing innovative therapies, and expanding patient access worldwide.

Transaction Details

•	This transaction delivers immediate and certain cash value through a compelling premium, including a:

•	21% premium to Catalyst’s unaffected closing share price on April 22, 2026, the last trading day before market signs that the transaction had become public information, and

•	28% premium to the 30-day volume-weighted average trading price prior to that unaffected date.

•

Our Board conducted a thorough review with the assistance of independent legal and financial advisors and unanimously determined that this transaction maximizes value for shareholders and is in the best interest of Catalyst and its stakeholders.

•	The transaction is expected to close in the third quarter of 2026, subject to customary closing conditions, including receipt of certain regulatory approvals and approval by Catalyst’s shareholders.

Catalyst has evolved from a single asset company into a successful portfolio of commercial products in rare diseases with industry-leading patient services and high-touch specialty pharmacy infrastructure. By combining our unique capabilities in rare diseases with Angelini Pharma’s proven global reach, we will create a stronger, scalable, and robust platform to expand access to life-changing rare disease therapies worldwide.

We are proud of the incredible foundation our team has built and are confident that together with Angelini Pharma, we can further enhance patient support, accelerate innovation, and continue to drive sustainable long-term value for all stakeholders.

[Please let me know if you’d like to schedule time to discuss the transaction in more detail.]

Thank you for your continued support and interest in Catalyst.

Mike Kalb / Melissa Kendis

Executive Vice President & Chief Financial Officer / Sr. Manager, Investor Relations, Catalyst Pharmaceuticals

Important Information and Where to Find It

In connection with the proposed acquisition of Catalyst by Angelini Pharma (the “Transactions”), Catalyst intends to file with the Securities and Exchange Commission (“SEC”) a proxy statement (the “Proxy Statement”), the definitive version of which will be sent or provided to Catalyst stockholders. Catalyst may also file other documents with the SEC regarding the proposed Transactions. This document is not a substitute for the Proxy Statement or any other document which Catalyst may file with the SEC. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTIONS AND RELATED MATTERS. Investors and security holders may obtain free copies of the Proxy Statement (when it is available) and other documents that are filed or will be filed with the SEC by Catalyst through the website maintained by the SEC at www.sec.gov or Catalyst’s website at https://ir.catalystpharma.com/financial-information/sec-filings/default.aspx.

No Offer or Solicitation

This communication is for information purposes only and is not intended to and does not constitute, or form part of, an offer, invitation or the solicitation of an offer or invitation to purchase, otherwise acquire, subscribe for, sell or otherwise dispose of any securities, or the solicitation of any vote or approval in any jurisdiction, pursuant to the proposed Transactions or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law.

Participants in the Solicitation

Catalyst, Angelini Pharma, and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the proposed Transactions. Information regarding Catalyst’s directors and executive officers, including a description of their direct interests, by security holdings or otherwise, is contained in the “Directors, Executive Officers and Corporate Governance,” “Executive Compensation” and “Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters” sections of the Amended Annual Report on Form 10-K/A for the fiscal year ended December  31, 2025, of Catalyst, which was filed with the SEC on April 30, 2026 (the “Amended 2026 Annual Report”), and which will be contained in the Proxy Statement to be filed by Catalyst in connection with the proposed Transactions. To the extent the holdings of Catalyst’s securities by Catalyst’s directors and executive officers have changed since the amounts set forth in Catalyst’s Amended 2026 Annual Report, such changes will be reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC. Catalyst stockholders may obtain additional information regarding the direct and indirect interests of the participants in the solicitation of proxies in connection with the proposed Transactions, including the interests of Catalyst directors and executive officers in the Transactions, which may be different than those of Catalyst stockholders generally, by reading the Proxy Statement and any other relevant documents that are filed or will be filed with the SEC relating to the Transactions. These documents (when available) may be obtained free of charge from the website maintained by the SEC at www.sec.gov and Catalyst’s website at https://ir.catalystpharma.com/financial-information/sec-filings/default.aspx.

Forward-Looking Statements

This communication contains certain “forward-looking statements” intended to qualify for the “safe harbor” from liability established by the Private Securities Litigation Reform Act of 1995, as amended, related to Catalyst, Angelini Pharma and the proposed Transactions that involve substantial risks and uncertainties. Forward-looking statements include any statements containing the words “anticipate,” “believe,” “estimate,” “expect,” “intend,” “goal,” “may,” “might,” “plan,” “predict,” “project,” “seek,” “target,” “potential,” “will,” “would,” “could,” “should,” “continue” and similar expressions. In this communication, Catalyst’s forward-looking statements include statements about the parties’ ability to satisfy the conditions to the consummation of the Transactions; statements about the expected timetable for completing the Transactions; Catalyst’s plans, objectives, expectations and intentions; the financial condition, results of operations and business of Catalyst; Catalyst’s ability to commercialize its existing products and current and future product candidates; and the anticipated timing of closing of the Transactions. Forward-looking statements are subject to certain risks, uncertainties or other factors that are difficult to predict and could cause actual events or results to differ materially from those indicated in any such statements due to a number of risks and uncertainties. Those risks and uncertainties that could cause the actual results to differ from expectations contemplated by forward-looking statements include, among other things: among other things: consummating the Transactions and financing in the anticipated timeframe, if at all; the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement; uncertainties as to the ability to obtain stockholder approval; the possibility that competing acquisition proposals will be made; the possibility that various closing conditions for the Transactions may not be satisfied or waived, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the Transactions (or only grant approval subject to adverse conditions or limitations); the effects of the Transactions on relationships with employees, customers, suppliers, other business partners or governmental entities, including the risk that the Transactions adversely affect employee retention; the difficulty of predicting the timing or outcome of regulatory approvals or actions; the impact of competitive products and pricing; the risk that Angelini Pharma may not realize the potential benefits of the Transactions, including the possibility that the expected benefits from the proposed Transactions will not be realized or will not be realized within the expected time period and that Angelini Pharma and Catalyst will not be integrated successfully or that such integration may be more difficult, time-consuming or costly than expected; the risks related to disruption of management’s time from ongoing business operations as a result of the Transactions; risks that the Transactions disrupt current plans and operations; obtaining and maintaining adequate coverage and reimbursement for Catalyst’s products; changes in Catalyst’s business during the period between announcement and closing of the Transactions; any legal proceedings and/or regulatory actions that may be instituted related to the Transactions; other business effects, including the effects of industry, economic or political conditions outside of the companies’ control; costs and expenses related to the Transactions; actual or contingent liabilities; the effects of the Transactions (or the announcement thereof) on Catalyst’s stock price and/or operating results; and the other risks and uncertainties discussed under the heading “Risk Factors” in Catalyst’s periodic reports filed with the SEC, including its quarterly reports on Form 10-Q and annual reports on Form 10-K. These risks, as well as other risks associated with the Transactions, are more fully discussed in the Proxy Statement to be filed with the SEC in connection with the Transactions. While the list of factors presented here is, and the list of factors presented in the Proxy Statement will be, considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. You should not place undue reliance on these statements. Actual results could differ materially from those anticipated in these forward-looking statements. All forward-looking statements are based on information currently available to Catalyst and Angelini Pharma, and, except as required by applicable law, Catalyst and Angelini Pharma disclaim any obligation to update the information contained in this communication as new information becomes available. All forward-looking statements in this communication or made in connection therewith in writing or orally are qualified in their entirety by this cautionary statement.

Exhibit 99.4

CPRX – AP Social Media Compilation

LinkedIn

Preethi Sundaram

7 May 2026

Link to Post: https://www.linkedin.com/posts/preethi-sundaram-76b2674_im-pleased-to-share-a-major-milestone-for-ugcPost-7458090155422351361-RVaQ?

Preethi Sundaram in • 3rd+

Chief Strategy Officer at Catalyst Pharmaceuticals, Inc.

3h •

+ Follow

I'm pleased to share a major milestone for Catalyst Pharmaceuticals, Inc.: we have entered into a transaction to be acquired by Angelini Pharma.

I look forward to all that we will achieve together with Angelini Pharma, and I am very proud to be a part of the incredible Catalyst Pharmaceuticals, Inc. team.

Catalyst Pharmaceuticals, Inc.

4h •

+ Follow

... more

This is a pivotal and transformative moment for Catalyst, our team, and the patients we serve.
By combining our unique capabilities in rare diseases with Angelini Pharma's proven global reach, we will create a stronger, scalable and robust platform to expand access to life-changing therapies for patients worldwide.
Rich Daly
President and CEO
Catalyst

Five years ago, we embarked on a profound transformation of Angelini Pharma with the ambition to compete at the highest global level.
Today, I'm proud to share we take another significant step with the acquisition of Catalyst Pharmaceuticals, which I believe will establish our company as a relevant global player in neurological Rare Diseases. We continue to look ahead with patient care at the heart of our vision.
Sergio Marullo di Condojanni
Chief Executive Officer

51

6 comments

LinkedIn

Rich Daly

7 May 2026

Link to Post: https://www.linkedin.com/posts/richdalyusa_im-pleased-to-share-that-catalyst-has-entered-ugcPost-7458095249643552768-WNZJ?

X

@CatalystForRare

7 May 2026

Link to Post: https://x.com/CatalystForRare/status/2052327583467839570

LinkedIn

Catalyst Pharmaceuticals

7 May 2026

Link to Post: https://www.linkedin.com/posts/catalystforrare_pharmaceuticals-raredisease-biotechnews-activity-7458086626653806592-vMMR?

Catalyst Pharmaceuticals, Inc.
4h •

+ Follow

"This is a pivotal and transformative moment for Catalyst, our team, and the patients we serve. By combining our unique capabilities in rare diseases with Angelini's proven global reach, we will create a stronger, scalable, and robust rare disease platform to expand access to life-changing therapies worldwide." – Rich Daly, President & CEO, Catalyst Pharmaceuticals

Following completion of the acquisition, Angelini Pharma intends to integrate Catalyst's portfolio and exceptional commercial infrastructure with its own expertise and products in Brain Health to develop a next-generation therapeutic platform in Rare Diseases.

Learn more about this exciting news: https://lnkd.in/gjfJvvNJ

Angelini Pharma US #Pharmaceuticals #RareDisease #BiotechNews

This is a pivotal and transformative moment for Catalyst, our team, and the patients we serve.
By combining our unique capabilities in rare diseases with Angelini Pharma's proven global reach, we will create a stronger, scalable and robust platform to expand access to life-changing therapies for patients worldwide.
Rich Daly
President and CEO
Catalyst

Five years ago, we embarked on a profound transformation of Angelini Pharma with the ambition to compete at the highest global level.
Today, I'm proud to share we take another significant step with the acquisition of Catalyst Pharmaceuticals, which I believe will establish our company as a relevant global player in neurological Rare Diseases. We continue to look ahead with patient care at the heart of our vision.
Sergio Marullo di Condojanni
Chief Executive Officer
Angelini Pharma

100 · 2 comments • 14 reposts

Facebook

@CatalystForRare

7 May 2026

Link to Article: https://www.facebook.com/CatalystForRare/posts/we-are-pleased-to-announce-that-catalyst-pharmaceuticals-inc-has-entered-into-a-/984450614277668/

Catalyst Pharmaceuticals, Inc.
3h ·

"This is a pivotal and transformative moment for Catalyst, our team, and the patients we serve. By combining our unique capabilities in rare diseases with Angelini's proven global reach, we will create a stronger, scalable, and robust rare disease platform to expand access to life-changing therapies worldwide." – Rich Daly, President & CEO, Catalyst Pharmaceuticals

Following completion of the acquisition, Angelini Pharma intends to integrate Catalyst's portfolio and exceptional commercial infrastructure with its own expertise and products in Brain Health to develop a next-generation therapeutic platform in Rare Diseases.
Learn more about this exciting news:
https://ir.catalystpharma.com/.../Angelini.../default.aspx

Angelini Pharma US See less

This is a pivotal and transformative moment for Catalyst, our team, and the patients we serve.
By combining our unique capabilities in rare diseases with Angelini Pharma's proven global reach, we will create a stronger, scalable and robust platform to expand access to life-changing therapies for patients worldwide.
Rich Daly
President and CEO

Five years ago, we embarked on a profound transformation of Angelini Pharma with the ambition to compete at the highest global level.
Today, I'm proud to share we take another significant step with the acquisition of Catalyst Pharmaceuticals, which I believe will establish our company as a relevant global player in neurological Rare Diseases. We continue to look ahead with patient care at the heart of our vision.
Sergio Marullo di Condojanni
Chief Executive Officer

4 1

Like Comment

Instagram

@catalystforrare

7 May 2026

Link to Post: https://www.instagram.com/p/DYCHN23G3h_/?

Important Information and Where to Find It

In connection with the proposed acquisition of Catalyst by Angelini Pharma (the “Transactions”), Catalyst intends to file with the Securities and Exchange Commission (“SEC”) a proxy statement (the “Proxy Statement”), the definitive version of which will be sent or provided to Catalyst stockholders. Catalyst may also file other documents with the SEC regarding the proposed Transactions. This document is not a substitute for the Proxy Statement or any other document which Catalyst may file with the SEC. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTIONS AND RELATED MATTERS. Investors and security holders may obtain free copies of the Proxy Statement (when it is available) and other documents that are filed or will be filed with the SEC by Catalyst through the website maintained by the SEC at www.sec.gov or Catalyst’s website at https://ir.catalystpharma.com/financial-information/sec-filings/default.aspx.

No Offer or Solicitation

This communication is for information purposes only and is not intended to and does not constitute, or form part of, an offer, invitation or the solicitation of an offer or invitation to purchase, otherwise acquire, subscribe for, sell or otherwise dispose of any securities, or the solicitation of any vote or approval in any jurisdiction, pursuant to the proposed Transactions or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law.

Participants in the Solicitation

Catalyst, Angelini Pharma, and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the proposed Transactions. Information regarding Catalyst’s directors and executive officers, including a description of their direct interests, by security holdings or otherwise, is contained in the “Directors, Executive Officers and Corporate Governance,” “Executive Compensation” and “Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters” sections of the Amended Annual Report on Form 10-K/A for the fiscal year ended December  31, 2025, of Catalyst, which was filed with the SEC on April 30, 2026 (the “Amended 2026 Annual Report”), and which will be contained in the Proxy Statement to be filed by Catalyst in connection with the proposed Transactions. To the extent the holdings of Catalyst’s securities by Catalyst’s directors and executive officers have changed since the amounts set forth in Catalyst’s Amended 2026 Annual Report, such changes will be reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC. Catalyst stockholders may obtain additional information regarding the direct and indirect interests of the participants in the solicitation of proxies in connection with the proposed Transactions, including the interests of Catalyst directors and executive officers in the Transactions, which may be different than those of Catalyst stockholders generally, by reading the Proxy Statement and any other relevant documents that are filed or will be filed with the SEC relating to the Transactions. These documents (when available) may be obtained free of charge from the website maintained by the SEC at www.sec.gov and Catalyst’s website at https://ir.catalystpharma.com/financial-information/sec-filings/default.aspx.

Forward-Looking Statements

This communication contains certain “forward-looking statements” intended to qualify for the “safe harbor” from liability established by the Private Securities Litigation Reform Act of 1995, as amended, related to Catalyst, Angelini Pharma and the proposed Transactions that involve substantial risks and uncertainties. Forward-looking statements include any statements containing the words “anticipate,” “believe,” “estimate,” “expect,” “intend,” “goal,” “may,” “might,” “plan,” “predict,” “project,” “seek,” “target,” “potential,” “will,” “would,” “could,” “should,” “continue” and similar expressions. In this communication, Catalyst’s forward-looking statements include statements about the parties’ ability to satisfy the conditions to the consummation of the Transactions; statements about the expected timetable for completing the Transactions; Catalyst’s plans, objectives, expectations and intentions; the financial condition, results of operations and business of Catalyst; Catalyst’s ability to commercialize its existing products and current and future product candidates; and the anticipated timing of closing of the Transactions. Forward-looking statements are subject to certain risks, uncertainties or other factors that are difficult to predict and could cause actual events or results to differ materially from those indicated in any such statements due to a number of risks and uncertainties. Those risks and uncertainties that could cause the actual results to differ from expectations contemplated by forward-looking statements include, among other things: among other things: consummating the Transactions and financing in the anticipated timeframe, if at all; the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement; uncertainties as to the ability to obtain stockholder approval; the possibility that competing acquisition proposals will be made; the possibility that various closing conditions for the Transactions may not be satisfied or waived, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the Transactions (or only grant approval subject to adverse conditions or limitations); the effects of the Transactions on relationships with employees, customers, suppliers, other business partners or governmental entities, including the risk that the Transactions adversely affect employee retention; the difficulty of predicting the timing or outcome of regulatory approvals or actions; the impact of competitive products and pricing; the risk that Angelini Pharma may not realize the potential benefits of the Transactions, including the possibility that the expected benefits from the proposed Transactions will not be realized or will not be realized within the expected time period and that Angelini Pharma and Catalyst will not be integrated successfully or that such integration may be more difficult, time-consuming or costly than expected; the risks related to disruption of management’s time from ongoing business operations as a result of the Transactions; risks that the Transactions disrupt current plans and operations; obtaining and maintaining adequate coverage and reimbursement for Catalyst’s products; changes in Catalyst’s business during the period between announcement and closing of the Transactions; any legal proceedings and/or regulatory actions that may be instituted related to the Transactions; other business effects, including the effects of industry, economic or political conditions outside of the companies’ control; costs and expenses related to the Transactions; actual or contingent liabilities; the effects of the Transactions (or the announcement thereof) on Catalyst’s stock price and/or operating results; and the other risks and uncertainties discussed under the heading “Risk Factors” in Catalyst’s periodic reports filed with the SEC, including its quarterly reports on Form 10-Q and annual reports on Form 10-K. These risks, as well as other risks associated with the Transactions, are more fully discussed in the Proxy Statement to be filed with the SEC in connection with the Transactions. While the list of factors presented here is, and the list of factors presented in the Proxy Statement will be, considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. You should not place undue reliance on these statements. Actual results could differ materially from those anticipated in these forward-looking statements. All forward-looking statements are based on information currently available to Catalyst and Angelini Pharma, and, except as required by applicable law, Catalyst and Angelini Pharma disclaim any obligation to update the information contained in this communication as new information becomes available. All forward-looking statements in this communication or made in connection therewith in writing or orally are qualified in their entirety by this cautionary statement.

Exhibit 99.5

Subject: An Exciting Update from Catalyst Pharmaceuticals

May 7, 2026

Dear [INSERT NAME],

I wanted to make sure you saw the exciting news regarding the future of Catalyst Pharmaceuticals. We recently announced that Catalyst has entered a merger agreement to be acquired by Angelini Pharma, a privately owned pharmaceutical company headquartered in Rome, Italy, with a growing international presence across more than 70 countries. This is a pivotal and transformative moment for Catalyst that speaks to the strength of our business and the tremendous real-world impact we deliver for patients living with rare diseases. You can learn more about our announcement here: https://ir.catalystpharma.com/news/news-details/2026/Angelini-Pharma-to-Acquire-Catalyst-Pharmaceuticals-for-4-1-Billion-USD-3-5-Billion-Euros-Entering-the-U-S--Market-and-Consolidating-its-Leadership-in-Brain-Health-and-Rare-Disease-3e9bed681/default.aspx.

Angelini Pharma is driven by its global vision to become a science-led, innovative biopharmaceutical leader centered on brain health and rare diseases, and they view Catalyst as a critical component to achieve that vision. Over the past few years, Catalyst has evolved from a single asset company into a successful portfolio of commercial products in rare diseases with industry-leading patient services and high-touch specialty pharmacy infrastructure. By combining our unique capabilities in rare diseases with Angelini Pharma’s proven global reach, we will create a stronger, scalable, and robust platform to expand access to life-changing rare disease therapies worldwide.

While this is a significant milestone, it is just the first step of the process. Until the close of the transaction, which we expect to occur in the third quarter of 2026, Angelini Pharma and Catalyst remain separate, independent companies.

Our work is continuing without interruption and we remain committed to our partnership. We do not expect any changes to our agreement or how we work together as a result of this announcement. We greatly value our relationship and appreciate the important role you play in advancing access to our mission to leave no patient behind.

We are committed to keeping you informed as we move through this process. Should you have any questions, please feel free to reach out to [me / your usual Catalyst contact].

Thank you for your continued partnership and trust.

Best,

[INSERT]

Important Information and Where to Find It

In connection with the proposed acquisition of Catalyst by Angelini Pharma (the “Transactions”), Catalyst intends to file with the Securities and Exchange Commission (“SEC”) a proxy statement (the “Proxy Statement”), the definitive version of which will be sent or provided to Catalyst stockholders. Catalyst may also file other documents with the SEC regarding the proposed Transactions. This document is not a substitute for the Proxy Statement or any other document which Catalyst may file with the SEC. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTIONS AND RELATED MATTERS. Investors and security holders may obtain free copies of the Proxy Statement (when it is available) and other documents that are filed or will be filed with the SEC by Catalyst through the website maintained by the SEC at www.sec.gov or Catalyst’s website at https://ir.catalystpharma.com/financial-information/sec-filings/default.aspx.

No Offer or Solicitation

This communication is for information purposes only and is not intended to and does not constitute, or form part of, an offer, invitation or the solicitation of an offer or invitation to purchase, otherwise acquire, subscribe for, sell or otherwise dispose of any securities, or the solicitation of any vote or approval in any jurisdiction, pursuant to the proposed Transactions or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law.

Participants in the Solicitation

Catalyst, Angelini Pharma, and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the proposed Transactions. Information regarding Catalyst’s directors and executive officers, including a description of their direct interests, by security holdings or otherwise, is contained in the “Directors, Executive Officers and Corporate Governance,” “Executive Compensation” and “Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters” sections of the Amended Annual Report on Form 10-K/A for the fiscal year ended December  31, 2025, of Catalyst, which was filed with the SEC on April 30, 2026 (the “Amended 2026 Annual Report”), and which will be contained in the Proxy Statement to be filed by Catalyst in connection with the proposed Transactions. To the extent the holdings of Catalyst’s securities by Catalyst’s directors and executive officers have changed since the amounts set forth in Catalyst’s Amended 2026 Annual Report, such changes will be reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC. Catalyst stockholders may obtain additional information regarding the direct and indirect interests of the participants in the solicitation of proxies in connection with the proposed Transactions, including the interests of Catalyst directors and executive officers in the Transactions, which may be different than those of Catalyst stockholders generally, by reading the Proxy Statement and any other relevant documents that are filed or will be filed with the SEC relating to the Transactions. These documents (when available) may be obtained free of charge from the website maintained by the SEC at www.sec.gov and Catalyst’s website at https://ir.catalystpharma.com/financial-information/sec-filings/default.aspx.

Forward-Looking Statements

This communication contains certain “forward-looking statements” intended to qualify for the “safe harbor” from liability established by the Private Securities Litigation Reform Act of 1995, as amended, related to Catalyst, Angelini Pharma and the proposed Transactions that involve substantial risks and uncertainties. Forward-looking statements include any statements containing the words “anticipate,” “believe,” “estimate,” “expect,” “intend,” “goal,” “may,” “might,” “plan,” “predict,” “project,” “seek,” “target,” “potential,” “will,” “would,” “could,” “should,” “continue” and similar expressions. In this communication, Catalyst’s forward-looking statements include statements about the parties’ ability to satisfy the conditions to the consummation of the Transactions; statements about the expected timetable for completing the Transactions; Catalyst’s plans, objectives, expectations and intentions; the financial condition, results of operations and business of Catalyst; Catalyst’s ability to commercialize its existing products and current and future product candidates; and the anticipated timing of closing of the Transactions. Forward-looking statements are subject to certain risks, uncertainties or other factors that are difficult to predict and could cause actual events or results to differ materially from those indicated in any such statements due to a number of risks and uncertainties. Those risks and uncertainties that could cause the actual results to differ from expectations contemplated by forward-looking statements include, among other things: among other things: consummating the Transactions and financing in the anticipated timeframe, if at all; the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement; uncertainties as to the ability to obtain stockholder approval; the possibility that competing acquisition proposals will be made; the possibility that various closing conditions for the Transactions may not be satisfied or waived, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the Transactions (or only grant approval subject to adverse conditions or limitations); the effects of the Transactions on relationships with employees, customers, suppliers, other business partners or governmental entities, including the risk that the Transactions adversely affect employee retention; the difficulty of predicting the timing or outcome of regulatory approvals or actions; the impact of competitive products and pricing; the risk that Angelini Pharma may not realize the potential benefits of the Transactions, including the possibility that the expected benefits from the proposed Transactions will not be realized or will not be realized within the expected time period and that Angelini Pharma and Catalyst will not be integrated successfully or that such integration may be more difficult, time-consuming or costly than expected; the risks related to disruption of management’s time from ongoing business operations as a result of the Transactions; risks that the Transactions disrupt current plans and operations; obtaining and maintaining adequate coverage and reimbursement for Catalyst’s products; changes in Catalyst’s business during the period between announcement and closing of the Transactions; any legal proceedings and/or regulatory actions that may be instituted related to the Transactions; other business effects, including the effects of industry, economic or political conditions outside of the companies’ control; costs and expenses related to the Transactions; actual or contingent liabilities; the effects of the Transactions (or the announcement thereof) on Catalyst’s stock price and/or operating results; and the other risks and uncertainties discussed under the heading “Risk Factors” in Catalyst’s periodic reports filed with the SEC, including its quarterly reports on Form 10-Q and annual reports on Form 10-K. These risks, as well as other risks associated with the Transactions, are more fully discussed in the Proxy Statement to be filed with the SEC in connection with the Transactions. While the list of factors presented here is, and the list of factors presented in the Proxy Statement will be, considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. You should not place undue reliance on these statements. Actual results could differ materially from those anticipated in these forward-looking statements. All forward-looking statements are based on information currently available to Catalyst and Angelini Pharma, and, except as required by applicable law, Catalyst and Angelini Pharma disclaim any obligation to update the information contained in this communication as new information becomes available. All forward-looking statements in this communication or made in connection therewith in writing or orally are qualified in their entirety by this cautionary statement.

Exhibit 99.6

Subject: An Exciting Update from Catalyst Pharmaceuticals

May 7, 2026

Dear [Collaborators and Friends],

I wanted to make sure you saw the exciting news regarding the future of Catalyst Pharmaceuticals. We recently announced that Catalyst has entered a merger agreement to be acquired by Angelini Pharma, a privately owned pharmaceutical company headquartered in Rome, Italy, with a growing international presence across more than 70 countries. This is a pivotal and transformative moment for Catalyst that speaks to the strength of our business and the tremendous real-world impact we deliver for patients living with rare diseases. You can learn more about our announcement here: https://ir.catalystpharma.com/news/news-details/2026/Angelini-Pharma-to-Acquire-Catalyst-Pharmaceuticals-for-4-1-Billion-USD-3-5-Billion-Euros-Entering-the-U-S--Market-and-Consolidating-its-Leadership-in-Brain-Health-and-Rare-Disease-3e9bed681/default.aspx.

Angelini Pharma is driven by its global vision to become a science-led, innovative biopharmaceutical leader centered on brain health and rare diseases, and they view Catalyst as a critical component to achieve that vision. Over the past few years, Catalyst has evolved from a single asset company into a successful portfolio of commercial products in rare diseases with industry-leading patient services and high-touch specialty pharmacy infrastructure. By combining our unique capabilities in rare diseases with Angelini Pharma’s proven global reach, we will create a stronger, scalable, and robust platform to expand access to life-changing rare disease therapies worldwide.

While this is a significant milestone, it is just the first step of the process. Until the close of the transaction, which we expect to occur in the third quarter of 2026, Angelini Pharma and Catalyst remain separate, independent companies.

Our work is continuing without interruption. We remain committed to carrying out our mission to leave no patient behind.

There will be no changes to how we work together as a result of this announcement. Our supply, distribution, and Catalyst Pathways support services will continue as usual, ensuring patients maintain uninterrupted access to our treatments. Our ongoing efforts, including our collaboration with you, will continue as they always have as we seek to advance awareness and advocacy to make a difference in the lives of patients, families, and caregivers.

We are committed to keeping you informed as we move through this process and value our continued partnership. Should you have any questions, please feel free to reach out to [me / your usual Catalyst contact].

Our partnership with you has been critical in bridging gaps in community and care. Through close collaboration, you’ve helped us educate our patient communities so that they can make informed decisions, engaged with us so that we can drive better patient outcomes, and empowered both us and our patients so that we can all work together to make a difference. We are excited to embark on this next chapter and look forward to being an even stronger partner for you as part of a larger, global organization.

Best,

[INSERT]

Important Information and Where to Find It

In connection with the proposed acquisition of Catalyst by Angelini Pharma (the “Transactions”), Catalyst intends to file with the Securities and Exchange Commission (“SEC”) a proxy statement (the “Proxy Statement”), the definitive version of which will be sent or provided to Catalyst stockholders. Catalyst may also file other documents with the SEC regarding the proposed Transactions. This document is not a substitute for the Proxy Statement or any other document which Catalyst may file with the SEC. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT

INFORMATION ABOUT THE PROPOSED TRANSACTIONS AND RELATED MATTERS. Investors and security holders may obtain free copies of the Proxy Statement (when it is available) and other documents that are filed or will be filed with the SEC by Catalyst through the website maintained by the SEC at www.sec.gov or Catalyst’s website at https://ir.catalystpharma.com/financial-information/sec-filings/default.aspx.

No Offer or Solicitation

This communication is for information purposes only and is not intended to and does not constitute, or form part of, an offer, invitation or the solicitation of an offer or invitation to purchase, otherwise acquire, subscribe for, sell or otherwise dispose of any securities, or the solicitation of any vote or approval in any jurisdiction, pursuant to the proposed Transactions or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law.

Participants in the Solicitation

Catalyst, Angelini Pharma, and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the proposed Transactions. Information regarding Catalyst’s directors and executive officers, including a description of their direct interests, by security holdings or otherwise, is contained in the “Directors, Executive Officers and Corporate Governance,” “Executive Compensation” and “Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters” sections of the Amended Annual Report on Form 10-K/A for the fiscal year ended December  31, 2025, of Catalyst, which was filed with the SEC on April 30, 2026 (the “Amended 2026 Annual Report”), and which will be contained in the Proxy Statement to be filed by Catalyst in connection with the proposed Transactions. To the extent the holdings of Catalyst’s securities by Catalyst’s directors and executive officers have changed since the amounts set forth in Catalyst’s Amended 2026 Annual Report, such changes will be reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC. Catalyst stockholders may obtain additional information regarding the direct and indirect interests of the participants in the solicitation of proxies in connection with the proposed Transactions, including the interests of Catalyst directors and executive officers in the Transactions, which may be different than those of Catalyst stockholders generally, by reading the Proxy Statement and any other relevant documents that are filed or will be filed with the SEC relating to the Transactions. These documents (when available) may be obtained free of charge from the website maintained by the SEC at www.sec.gov and Catalyst’s website at https://ir.catalystpharma.com/financial-information/sec-filings/default.aspx.

Forward-Looking Statements

This communication contains certain “forward-looking statements” intended to qualify for the “safe harbor” from liability established by the Private Securities Litigation Reform Act of 1995, as amended, related to Catalyst, Angelini Pharma and the proposed Transactions that involve substantial risks and uncertainties. Forward-looking statements include any statements containing the words “anticipate,” “believe,” “estimate,” “expect,” “intend,” “goal,” “may,” “might,” “plan,” “predict,” “project,” “seek,” “target,” “potential,” “will,” “would,” “could,” “should,” “continue” and similar expressions. In this communication, Catalyst’s forward-looking statements include statements about the parties’ ability to satisfy the conditions to the consummation of the Transactions; statements about the expected timetable for completing the Transactions; Catalyst’s plans, objectives, expectations and intentions; the financial condition, results of operations and business of Catalyst; Catalyst’s ability to commercialize its existing products and current and future product candidates; and the anticipated timing of closing of the Transactions. Forward-looking statements are subject to certain risks, uncertainties or other factors that are difficult to predict and could cause actual events or results to differ materially from those indicated in any such statements due to a number of risks and uncertainties. Those risks and uncertainties that could cause the actual results to differ from expectations contemplated by forward-looking statements include, among other things: among other things: consummating the Transactions and financing in the anticipated timeframe, if at all; the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement; uncertainties as to the ability to obtain stockholder approval; the possibility that competing acquisition proposals will be made; the possibility that various closing conditions for the Transactions may not be satisfied or waived, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the Transactions (or only grant approval subject to adverse conditions or limitations); the effects of the Transactions on relationships with employees, customers, suppliers, other business partners or governmental entities, including the risk that the Transactions adversely affect employee retention; the difficulty of predicting the timing or outcome of regulatory approvals or actions; the impact of competitive products and pricing; the risk that Angelini Pharma may not realize the potential benefits of the Transactions, including the possibility that the expected benefits from the proposed Transactions will not be realized or will not be realized within the expected time period and that Angelini Pharma and Catalyst will not be integrated successfully or that such integration may be more difficult, time-consuming or costly than expected; the risks related to disruption of management’s time from ongoing business operations as a result of the Transactions; risks that the Transactions disrupt current plans and operations; obtaining and maintaining adequate coverage and reimbursement for Catalyst’s products; changes in Catalyst’s business during the period between announcement and closing of the Transactions; any legal proceedings and/or regulatory actions that may be instituted related to the Transactions; other business effects, including the effects of industry, economic or political conditions outside of the companies’ control; costs and expenses related to the Transactions; actual or contingent liabilities; the effects of the Transactions (or the announcement thereof) on Catalyst’s stock price and/or operating results; and the other risks and uncertainties discussed under the heading “Risk Factors” in Catalyst’s periodic reports filed with the SEC, including its quarterly reports on Form 10-Q and annual reports on Form 10-K. These risks, as well as other risks associated with the Transactions, are more fully discussed in the Proxy Statement to be filed with the SEC in connection with the Transactions. While the list of factors presented here is, and the list of factors presented in the Proxy Statement will be, considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. You should not place undue reliance on these statements. Actual results could differ materially from those anticipated in these forward-looking statements. All forward-looking statements are based on information currently available to Catalyst and Angelini Pharma, and, except as required by applicable law, Catalyst and Angelini Pharma disclaim any obligation to update the information contained in this communication as new information becomes available. All forward-looking statements in this communication or made in connection therewith in writing or orally are qualified in their entirety by this cautionary statement.

Exhibit 99.7

Subject: An Exciting Update from Catalyst Pharmaceuticals

May 7, 2026

Dear [Principal Investigator / INSERT STANDARD GREETING],

As the sponsor of the SUMMIT study, we wanted to share some important and exciting news. We recently announced that Catalyst has entered a merger agreement to be acquired by Angelini Pharma, a privately owned pharmaceutical company headquartered in Rome, Italy, with a growing international presence across more than 70 countries. This is a pivotal and transformative moment for Catalyst that speaks to the strength of our business and the tremendous real-world impact we deliver for patients living with rare diseases. You can learn more about our announcement here: https://ir.catalystpharma.com/news/news-details/2026/Angelini-Pharma-to-Acquire-Catalyst-Pharmaceuticals-for-4-1-Billion-USD-3-5-Billion-Euros-Entering-the-U-S--Market-and-Consolidating-its-Leadership-in-Brain-Health-and-Rare-Disease-3e9bed681/default.aspx.

Angelini Pharma is driven by its global vision to become a science-led, innovative biopharmaceutical leader centered on brain health and rare diseases, and they view Catalyst as a critical component to achieve that vision. Over the past few years, Catalyst has evolved from a single asset company into a successful portfolio of commercial products in rare diseases with industry-leading patient services and high-touch specialty pharmacy infrastructure. By combining our unique capabilities in rare diseases with Angelini Pharma’s proven global reach, we will create a stronger, scalable, and robust platform to expand access to life-changing rare disease therapies worldwide.

While this is a significant milestone, it is just the first step of the process. Until the close of the transaction, which we expect to occur in the third quarter of 2026, Angelini Pharma and Catalyst remain separate, independent companies.

Our work is continuing without interruption, including the SUMMIT study. All study activities will continue as planned, and we remain fully committed to its successful execution and the high standards of scientific and clinical collaboration you expect from Catalyst.

Angelini Pharma greatly respects your contributions to advancing care for people living with rare and difficult-to-treat conditions and values your role as a SUMMIT investigator. Should patients ask, please reassure them that this news has no impact on them and that their participation in the study will continue with no changes.

We are committed to keeping you informed as we move through this process and value our continued partnership. Should you have any questions, please feel free to reach out to [me / your usual Catalyst contact].

We look forward to continuing to work together to support participants in the SUMMIT study.

Best,

[Dr. Will Andrews]	[Dr. Mark Wingertzahn]
[Chief Medical Officer]	[Senior Vice President, Clinical Development]

Important Information and Where to Find It

In connection with the proposed acquisition of Catalyst by Angelini Pharma (the “Transactions”), Catalyst intends to file with the Securities and Exchange Commission (“SEC”) a proxy statement (the “Proxy Statement”), the definitive version of which will be sent or provided to Catalyst stockholders. Catalyst may also file other documents with the SEC regarding the proposed Transactions. This document is not a substitute for the Proxy Statement or any other document which Catalyst may file with the SEC. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTIONS AND RELATED MATTERS. Investors and security holders may obtain free copies of the Proxy Statement (when it is available) and other documents that are filed or will be filed with the SEC by Catalyst through the website maintained by the SEC at www.sec.gov or Catalyst’s website at https://ir.catalystpharma.com/financial-information/sec-filings/default.aspx.

No Offer or Solicitation

This communication is for information purposes only and is not intended to and does not constitute, or form part of, an offer, invitation or the solicitation of an offer or invitation to purchase, otherwise acquire, subscribe for, sell or otherwise dispose of any securities, or the solicitation of any vote or approval in any jurisdiction, pursuant to the proposed Transactions or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law.

Participants in the Solicitation

Catalyst, Angelini Pharma, and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the proposed Transactions. Information regarding Catalyst’s directors and executive officers, including a description of their direct interests, by security holdings or otherwise, is contained in the “Directors, Executive Officers and Corporate Governance,” “Executive Compensation” and “Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters” sections of the Amended Annual Report on Form 10-K/A for the fiscal year ended December  31, 2025, of Catalyst, which was filed with the SEC on April 30, 2026 (the “Amended 2026 Annual Report”), and which will be contained in the Proxy Statement to be filed by Catalyst in connection with the proposed Transactions. To the extent the holdings of Catalyst’s securities by Catalyst’s directors and executive officers have changed since the amounts set forth in Catalyst’s Amended 2026 Annual Report, such changes will be reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC. Catalyst stockholders may obtain additional information regarding the direct and indirect interests of the participants in the solicitation of proxies in connection with the proposed Transactions, including the interests of Catalyst directors and executive officers in the Transactions, which may be different than those of Catalyst stockholders generally, by reading the Proxy Statement and any other relevant documents that are filed or will be filed with the SEC relating to the Transactions. These documents (when available) may be obtained free of charge from the website maintained by the SEC at www.sec.gov and Catalyst’s website at https://ir.catalystpharma.com/financial-information/sec-filings/default.aspx.

Forward-Looking Statements

This communication contains certain “forward-looking statements” intended to qualify for the “safe harbor” from liability established by the Private Securities Litigation Reform Act of 1995, as amended, related to Catalyst, Angelini Pharma and the proposed Transactions that involve substantial risks and uncertainties. Forward-looking statements include any statements containing the words “anticipate,” “believe,” “estimate,” “expect,” “intend,” “goal,” “may,” “might,” “plan,” “predict,” “project,” “seek,” “target,” “potential,” “will,” “would,” “could,” “should,” “continue” and similar expressions. In this communication, Catalyst’s forward-looking statements include statements about the parties’ ability to satisfy the conditions to the consummation of the Transactions; statements about the expected timetable for completing the Transactions; Catalyst’s plans, objectives, expectations and intentions; the financial condition, results of operations and business of Catalyst; Catalyst’s ability to commercialize its existing products and current and future product candidates; and the anticipated timing of closing of the Transactions. Forward-looking statements are subject to certain risks, uncertainties or other factors that are difficult to predict and could cause actual events or results to differ materially from those indicated in any such statements due to a number of risks and uncertainties. Those risks and uncertainties that could cause the actual results to differ from expectations contemplated by forward-looking statements include, among other things: among other things: consummating the Transactions and financing in the anticipated timeframe, if at all; the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement; uncertainties as to the ability to obtain stockholder approval; the possibility that competing acquisition proposals will be made; the possibility that various closing conditions for the Transactions may not be satisfied or waived, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the Transactions (or only grant approval subject to adverse conditions or limitations); the effects of the Transactions on relationships with employees, customers, suppliers, other business partners or governmental entities, including the risk that the Transactions adversely affect employee retention; the difficulty of predicting the timing or outcome of regulatory approvals or actions; the impact of competitive products and pricing; the risk that Angelini Pharma may not realize the potential benefits of the Transactions, including the possibility that the expected benefits from the proposed Transactions will not be realized or will not be realized within the expected time period and that Angelini Pharma and Catalyst will not be integrated successfully or that such integration may be more difficult, time-consuming or costly than expected; the risks related to disruption of management’s time from ongoing business operations as a result of the Transactions; risks that the Transactions disrupt current plans and operations; obtaining and maintaining adequate coverage and reimbursement for Catalyst’s products; changes in Catalyst’s business during the period between announcement and closing of the Transactions; any legal proceedings and/or regulatory actions that may be instituted related to the Transactions; other business effects, including the effects of industry, economic or political conditions outside of the companies’ control; costs and expenses related to the Transactions; actual or contingent liabilities; the effects of the Transactions (or the announcement thereof) on Catalyst’s stock price and/or operating results; and the other risks and uncertainties discussed under the heading “Risk Factors” in Catalyst’s periodic reports filed with the SEC, including its quarterly reports on Form 10-Q and annual reports on Form 10-K. These risks, as well as other risks associated with the Transactions, are more fully discussed in the Proxy Statement to be filed with the SEC in connection with the Transactions. While the list of factors presented here is, and the list of factors presented in the Proxy Statement will be, considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. You should not place undue reliance on these statements. Actual results could differ materially from those anticipated in these forward-looking statements. All forward-looking statements are based on information currently available to Catalyst and Angelini Pharma, and, except as required by applicable law, Catalyst and Angelini Pharma disclaim any obligation to update the information contained in this communication as new information becomes available. All forward-looking statements in this communication or made in connection therewith in writing or orally are qualified in their entirety by this cautionary statement.

Exhibit 99.8

Subject: An Exciting Update from Catalyst Pharmaceuticals

May 7, 2026

Dear [NAME / INSERT STANDARD GREETING],

I am reaching out to share important news regarding the future of Catalyst Pharmaceuticals. We recently announced that Catalyst has entered a merger agreement to be acquired by Angelini Pharma, a privately owned pharmaceutical company headquartered in Rome, Italy, with a growing international presence across more than 70 countries. This is a pivotal and transformative moment for Catalyst that speaks to the strength of our business and the tremendous real-world impact we deliver for patients living with rare diseases. You can learn more about our announcement here: https://ir.catalystpharma.com/news/news-details/2026/Angelini-Pharma-to-Acquire-Catalyst-Pharmaceuticals-for-4-1-Billion-USD-3-5-Billion-Euros-Entering-the-U-S--Market-and-Consolidating-its-Leadership-in-Brain-Health-and-Rare-Disease-3e9bed681/default.aspx.

Angelini Pharma is driven by its global vision to become a science-led, innovative biopharmaceutical leader centered on brain health and rare diseases, and they view Catalyst as a critical component to achieve that vision. Over the past few years, Catalyst has evolved from a single asset company into a successful portfolio of commercial products in rare diseases with industry-leading patient services and high-touch specialty pharmacy infrastructure. By combining our unique capabilities in rare diseases with Angelini Pharma’s proven global reach, we will create a stronger, scalable, and robust platform to expand access to life-changing rare disease therapies worldwide.

While this is a significant milestone, it is just the first step of the process. Until the close of the transaction, which we expect to occur in the third quarter of 2026, subject to customary closing conditions, including receipt of certain regulatory approvals and approval by Catalyst’s shareholders, Angelini Pharma and Catalyst remain separate, independent companies.

Our operations are continuing without interruption. We remain fully committed to maintaining compliance with all applicable regulatory requirements and to upholding the highest standards of quality, safety, and transparency.

We value our ongoing relationship and appreciate your continued collaboration. We are committed to keeping you informed as we move through this process and are available to address any questions you may have.

Thank you for the important role you play in helping us carry out our mission to leave no patient behind.

Best,

[INSERT]

Important Information and Where to Find It

In connection with the proposed acquisition of Catalyst by Angelini Pharma (the “Transactions”), Catalyst intends to file with the Securities and Exchange Commission (“SEC”) a proxy statement (the “Proxy Statement”), the definitive version of which will be sent or provided to Catalyst stockholders. Catalyst may also file other documents with the SEC regarding the proposed Transactions. This document is not a substitute for the Proxy Statement or any other document which Catalyst may file with the SEC. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTIONS AND RELATED MATTERS. Investors and security holders may obtain free copies of the Proxy Statement (when it is available) and other documents that are filed or will be filed with the SEC by Catalyst through the website maintained by the SEC at www.sec.gov or Catalyst’s website at https://ir.catalystpharma.com/financial-information/sec-filings/default.aspx.

No Offer or Solicitation

This communication is for information purposes only and is not intended to and does not constitute, or form part of, an offer, invitation or the solicitation of an offer or invitation to purchase, otherwise acquire, subscribe for, sell or otherwise dispose of any securities, or the solicitation of any vote or approval in any jurisdiction, pursuant to the proposed Transactions or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law.

Participants in the Solicitation

Catalyst, Angelini Pharma, and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the proposed Transactions. Information regarding Catalyst’s directors and executive officers, including a description of their direct interests, by security holdings or otherwise, is contained in the “Directors, Executive Officers and Corporate Governance,” “Executive Compensation” and “Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters” sections of the Amended Annual Report on Form 10-K/A for the fiscal year ended December  31, 2025, of Catalyst, which was filed with the SEC on April  30, 2026 (the “Amended 2026 Annual Report”), and which will be contained in the Proxy Statement to be filed by Catalyst in connection with the proposed Transactions. To the extent the holdings of Catalyst’s securities by Catalyst’s directors and executive officers have changed since the amounts set forth in Catalyst’s Amended 2026 Annual Report, such changes will be reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC. Catalyst stockholders may obtain additional information regarding the direct and indirect interests of the participants in the solicitation of proxies in connection with the proposed Transactions, including the interests of Catalyst directors and executive officers in the Transactions, which may be different than those of Catalyst stockholders generally, by reading the Proxy Statement and any other relevant documents that are filed or will be filed with the SEC relating to the Transactions. These documents (when available) may be obtained free of charge from the website maintained by the SEC at www.sec.gov and Catalyst’s website at https://ir.catalystpharma.com/financial-information/sec-filings/default.aspx.

Forward-Looking Statements

This communication contains certain “forward-looking statements” intended to qualify for the “safe harbor” from liability established by the Private Securities Litigation Reform Act of 1995, as amended, related to Catalyst, Angelini Pharma and the proposed Transactions that involve substantial risks and uncertainties. Forward-looking statements include any statements containing the words “anticipate,” “believe,” “estimate,” “expect,” “intend,” “goal,” “may,” “might,” “plan,” “predict,” “project,” “seek,” “target,” “potential,” “will,” “would,” “could,” “should,” “continue” and similar expressions. In this communication, Catalyst’s forward-looking statements include statements about the parties’ ability to satisfy the conditions to the consummation of the Transactions; statements about the expected timetable for completing the Transactions; Catalyst’s plans, objectives, expectations and intentions; the financial condition, results of operations and business of Catalyst; Catalyst’s ability to commercialize its existing products and current and future product candidates; and the anticipated timing of closing of the Transactions. Forward-looking statements are subject to certain risks, uncertainties or other factors that are difficult to predict and could cause actual events or results to differ materially from those indicated in any such statements due to a number of risks and uncertainties. Those risks and uncertainties that could cause the actual results to differ from expectations contemplated by forward-looking statements include, among other things: among other things: consummating the Transactions and financing in the anticipated timeframe, if at all; the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement; uncertainties as to the ability to obtain stockholder approval; the possibility that competing acquisition proposals will be made; the possibility that various closing conditions for the Transactions may not be satisfied or waived, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the Transactions (or only grant approval subject to adverse conditions or limitations); the effects of the Transactions on relationships with employees, customers, suppliers, other business partners or governmental entities, including the risk that the Transactions adversely affect employee retention; the difficulty of predicting the timing or outcome of regulatory approvals or actions; the impact of competitive products and pricing; the risk that Angelini Pharma may not realize the potential benefits of the Transactions, including the possibility that the expected benefits from the proposed Transactions will not be realized or will not be realized within the expected time period and that Angelini Pharma and Catalyst will not be integrated successfully or that such integration may be more difficult, time-consuming or costly than expected; the risks related to disruption of management’s time from ongoing business operations as a result of the Transactions; risks that the Transactions disrupt current plans and operations; obtaining and maintaining adequate coverage and reimbursement for Catalyst’s products; changes in Catalyst’s business during the period between announcement and closing of the Transactions; any legal proceedings and/or regulatory actions that may be instituted related to the Transactions; other business effects, including the effects of industry, economic or political conditions outside of the companies’ control; costs and expenses related to the Transactions; actual or contingent liabilities; the effects of the Transactions (or the announcement thereof) on Catalyst’s stock price and/or operating results; and the other risks and uncertainties discussed under the heading “Risk Factors” in Catalyst’s periodic reports filed with the SEC, including its quarterly reports on Form 10-Q and annual reports on Form 10-K. These risks, as well as other risks associated with the Transactions, are more fully discussed in the Proxy Statement to be filed with the SEC in connection with the Transactions. While the list of factors presented here is, and the list of factors presented in the Proxy Statement will be, considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. You should not place undue reliance on these statements. Actual results could differ materially from those anticipated in these forward-looking statements. All forward-looking statements are based on information currently available to Catalyst and Angelini Pharma, and, except as required by applicable law, Catalyst and Angelini Pharma disclaim any obligation to update the information contained in this communication as new information becomes available. All forward-looking statements in this communication or made in connection therewith in writing or orally are qualified in their entirety by this cautionary statement.

Exhibit 99.9

CPRX - AP Top IR Q&A

Background / Rationale

1.	Who is Angelini Pharma?

•	Angelini Pharma is a privately owned pharmaceutical company headquartered in Rome, Italy, with a growing international presence across more than 70 countries.

•

Through a combination of strategic acquisitions, partnerships, and integrated R&D and manufacturing capabilities, Angelini Pharma has established itself as a leading partner to the global biotech ecosystem, advancing innovative therapies and expanding patient access worldwide.

2.	Why is Angelini Pharma acquiring Catalyst? Why now?

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Catalyst has evolved from a single asset company into a successful portfolio of commercial products in rare diseases with industry-leading patient services and high-touch specialty pharmacy infrastructure.

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By combining our unique capabilities in rare diseases with Angelini Pharma’s proven global reach, we will create a stronger, scalable, and robust platform to expand access to life-changing rare disease therapies worldwide.

•	This acquisition represents the establishment of Angelini Pharma’s commercial pharmaceutical presence in the United States, the world’s largest market.

•	For shareholders, this transaction delivers immediate and certain cash value through a compelling premium.

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We are proud of the incredible foundation our team has built and are confident that together with Angelini Pharma, we can expand our proven ability to provide patient support, accelerate innovation, and continue to drive sustainable long-term value for stakeholders.

3.	How did this transaction come together? Who approached whom? How long have you been in discussions?

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Angelini Pharma approached us because they recognized the incredible foundation our team has built and our work over the past few years while evolving from a single asset company into a successful portfolio of commercial products in rare diseases with industry-leading patient services and high-touch specialty pharmacy infrastructure.

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Our Board conducted a thorough review of Angelini Pharma’s proposal with the assistance of independent legal and financial advisors and unanimously determined that this transaction maximizes value for shareholders and is in the best interest of Catalyst and its stakeholders.

•	Additional details will be available in our SEC filings.

4.	Did you run a process or do a market check? Was it competitive? Were there other bidders?

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Those details will be available in the SEC filings we will be making in the coming weeks, but we can say that the Board conducted a thorough review of Angelini Pharma’s proposal with the assistance of independent legal and financial advisors and unanimously determined that this transaction maximizes value for shareholders and is in the best interest of Catalyst and its stakeholders.

•	If pressed: We can’t get ahead of our regulatory filings.

•	If pressed: We know our industry well and are confident that this transaction maximizes value for shareholders and is in the best interest of Catalyst and its stakeholders.

5.	Was Angelini Pharma the highest bidder? Did you try to negotiate a higher price?

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Those details will be available in the SEC filings we will be making in the coming weeks, but we can say that the Board conducted a thorough review of Angelini Pharma’s proposal with the assistance of independent legal and financial advisors and unanimously determined that this transaction maximizes value for shareholders and is in the best interest of Catalyst and its stakeholders.

•	If pressed: We can’t get ahead of our regulatory filings.

6.	What happens if someone bids higher? Will Angelini Pharma increase its offer?

•	We do not speculate.

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What we can say is that the Board conducted a thorough review of Angelini Pharma’s proposal with the assistance of independent legal and financial advisors and unanimously determined that this transaction maximizes value for shareholders and is in the best interest of Catalyst and its stakeholders.

•	If pressed: The Board is aware of its fiduciary obligations and will discharge them consistent with the terms of the merger agreement.

7.	Why is now the right time to sell? Why not continue as a standalone company?

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Catalyst has evolved from a single asset company into a successful commercial portfolio of commercial products in rare diseases with industry-leading patient services and high-touch specialty pharmacy infrastructure.

•	We have a robust portfolio of life-changing rare disease therapies, and we continue to make progress in advancing our treatment options with ongoing clinical trials.

•	By combining our unique capabilities in rare diseases with Angelini Pharma’s proven global reach, we will create a stronger platform to expand access to life-changing rare disease therapies worldwide.

•	For shareholders, this transaction delivers immediate and certain cash value through a compelling premium.

8.	Was Catalyst’s Board unanimous in approving this deal?

•	Yes.

9.	Does this transaction indicate a loss of confidence in your strategy?

•	Not at all.

•	By combining our unique capabilities in rare diseases with Angelini Pharma’s proven global reach, we will create a stronger platform to expand access to life-changing rare disease therapies worldwide.

•	For shareholders, this transaction delivers immediate and certain cash value through a compelling premium.

10.	What happened with Hetero Labs? Will Angelini Pharma be taking on any additional ongoing litigation through the transaction?

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On May 7, in a separate press release we announced that Catalyst and its licensor have entered into a settlement agreement with Hetero Labs in response to Hetero’s application with the FDA for a generic of FIRDAPSE® prior to expiration of the applicable patents.

•	We do not have any other pending litigation.

Terms / Financials

11.	What are the terms of the agreement?

•	Angelini Pharma is acquiring all outstanding ordinary shares of Catalyst for $31.50 in an all-cash transaction, representing a total equity value of approximately $4.1 billion

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The offer price represents a 21% premium to Catalyst’s unaffected closing share price on April 22, 2026, the last trading day before market signs that the transaction had become public information, as well as a 28% premium to the 30-day volume-weighted average trading price to that unaffected date.

12.	Is there a go-shop provision?

•	No.

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Our Board conducted a thorough review of Angelini Pharma’s proposal with the assistance of independent legal and financial advisors and unanimously determined that this transaction maximizes value for shareholders.

13.	How does the premium compare to other transactions in the industry?

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Our Board conducted a thorough review of Angelini Pharma’s proposal with the assistance of independent legal and financial advisors and unanimously determined that this transaction maximizes value for shareholders.

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The offer price represents a 21% premium to Catalyst’s unaffected closing share price on April 22, 2026, the last trading day before market signs that the transaction had become public information, as well as a 28% premium to the 30-day volume-weighted average trading price to that unaffected date.

•	This represents a compelling premium, and we are confident that this transaction is a positive outcome for shareholders.

14.	Did the Board receive a fairness opinion? From whom?

•	Yes, the Board received a fairness opinion from JP Morgan.

15.	Is there a termination fee?

•	There is a termination fee that is within what is typical and customary for a transaction of this nature.

•	Additional details will be provided in our SEC filings.

Path to Close / Timeline

16.	When is the transaction expected to close? What approvals are required to complete the transaction?

•	The transaction is expected to close in the third quarter of 2026, subject to customary closing conditions, including receipt of certain regulatory approvals and approval by our shareholders.

17.	Are there any anticipated challenges in securing shareholder approval for the transaction?

•	We aren’t going to speculate, but we are confident that shareholders will be pleased with the immediate and certain cash value this transaction delivers in addition to a compelling premium.

18.	Do you expect any regulatory hurdles?

•	We are well advised and do not anticipate any challenges that we cannot address.

19.	What has the feedback from other shareholders been?

•	As a matter of company policy, we do not comment on specifics of conversations with our shareholders.

•	We are confident that shareholders will be pleased with the immediate and certain cash value this transaction delivers in addition to a compelling premium.

Important Information and Where to Find It

In connection with the proposed acquisition of Catalyst by Angelini Pharma (the “Transactions”), Catalyst intends to file with the Securities and Exchange Commission (“SEC”) a proxy statement (the “Proxy Statement”), the definitive version of which will be sent or provided to Catalyst stockholders. Catalyst may also file other documents with the SEC regarding the proposed Transactions. This document is not a substitute for the Proxy Statement or any other document which Catalyst may file with the SEC. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTIONS AND RELATED MATTERS. Investors and security holders may obtain free copies of the Proxy Statement (when it is available) and other documents that are filed or will be filed with the SEC by Catalyst through the website maintained by the SEC at www.sec.gov or Catalyst’s website at https://ir.catalystpharma.com/financial-information/sec-filings/default.aspx.

No Offer or Solicitation

This communication is for information purposes only and is not intended to and does not constitute, or form part of, an offer, invitation or the solicitation of an offer or invitation to purchase, otherwise acquire, subscribe for, sell or otherwise dispose of any securities, or the solicitation of any vote or approval in any jurisdiction, pursuant to the proposed Transactions or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law.

Participants in the Solicitation

Catalyst, Angelini Pharma, and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the proposed Transactions. Information regarding Catalyst’s directors and executive officers, including a description of their direct interests, by security holdings or otherwise, is contained in the “Directors, Executive Officers and Corporate Governance,” “Executive Compensation” and “Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters” sections of the Amended Annual Report on Form 10-K/A for the fiscal year ended December  31, 2025, of Catalyst, which was filed with the SEC on April 30, 2026 (the “Amended 2026 Annual Report”), and which will be contained in the Proxy Statement to be filed by Catalyst in connection with the proposed Transactions. To the extent the holdings of Catalyst’s securities by Catalyst’s directors and executive officers have changed since the amounts set forth in Catalyst’s Amended 2026 Annual Report, such changes will be reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC. Catalyst stockholders may obtain additional information regarding the direct and indirect interests of the participants in the solicitation of proxies in connection with the proposed Transactions, including the interests of Catalyst directors and executive officers in the Transactions, which may be different than those of Catalyst stockholders generally, by reading the Proxy Statement and any other relevant documents that are filed or will be filed with the SEC relating to the Transactions. These documents (when available) may be obtained free of charge from the website maintained by the SEC at www.sec.gov and Catalyst’s website at https://ir.catalystpharma.com/financial-information/sec-filings/default.aspx.

Forward-Looking Statements

This communication contains certain “forward-looking statements” intended to qualify for the “safe harbor” from liability established by the Private Securities Litigation Reform Act of 1995, as amended, related to Catalyst, Angelini Pharma and the proposed Transactions that involve substantial risks and uncertainties. Forward-looking statements include any statements containing the words “anticipate,” “believe,” “estimate,” “expect,” “intend,” “goal,” “may,” “might,” “plan,” “predict,” “project,” “seek,” “target,” “potential,” “will,” “would,” “could,” “should,” “continue” and similar expressions. In this communication, Catalyst’s forward-looking statements include statements about the parties’ ability to satisfy the conditions to the consummation of the Transactions; statements about the expected timetable for completing the Transactions; Catalyst’s plans, objectives, expectations and intentions; the financial condition, results of operations and business of Catalyst; Catalyst’s ability to commercialize its existing products and current and future product candidates; and the anticipated timing of closing of the Transactions. Forward-looking statements are subject to certain risks, uncertainties or other factors that are difficult to predict and could cause actual events or results to differ materially from those indicated in any such statements due to a number of risks and uncertainties. Those risks and uncertainties that could cause the actual results to differ from expectations contemplated by forward-looking statements include, among other things: among other things: consummating the Transactions and financing in the anticipated timeframe, if at all; the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement; uncertainties as to the ability to obtain stockholder approval; the possibility that competing acquisition proposals will be made; the possibility that various closing conditions for the Transactions may not be satisfied or waived, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the Transactions (or only grant approval subject to adverse conditions or limitations); the effects of the Transactions on relationships with employees, customers, suppliers, other business partners or governmental entities, including the risk that the Transactions adversely affect employee retention; the difficulty of predicting the timing or outcome of regulatory approvals or actions; the impact of competitive products and pricing; the risk that Angelini Pharma may not realize the potential benefits of the Transactions, including the possibility that the expected benefits from the proposed Transactions will not be realized or will not be realized within the expected time period and that Angelini Pharma and Catalyst will not be integrated successfully or that such integration may be more difficult, time-consuming or costly than expected; the risks related to disruption of management’s time from ongoing business operations as a result of the Transactions; risks that the Transactions disrupt current plans and operations; obtaining and maintaining adequate coverage and reimbursement for Catalyst’s products; changes in Catalyst’s business during the period between announcement and closing of the Transactions; any legal proceedings and/or regulatory actions that may be instituted related to the Transactions; other business effects, including the effects of industry, economic or political conditions outside of the companies’ control; costs and expenses related to the Transactions; actual or contingent liabilities; the effects of the Transactions (or the announcement thereof) on Catalyst’s stock price and/or operating results; and the other risks and uncertainties discussed under the heading “Risk Factors” in Catalyst’s periodic reports filed with the SEC, including its quarterly reports on Form 10-Q and annual reports on Form 10-K. These risks, as well as other risks associated with the Transactions, are more fully discussed in the Proxy Statement to be filed with the SEC in connection with the Transactions. While the list of factors presented here is, and the list of factors presented in the Proxy Statement will be, considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. You should not place undue reliance on these statements. Actual results could differ materially from those anticipated in these forward-looking statements. All forward-looking statements are based on information currently available to Catalyst and Angelini Pharma, and, except as required by applicable law, Catalyst and Angelini Pharma disclaim any obligation to update the information contained in this communication as new information becomes available. All forward-looking statements in this communication or made in connection therewith in writing or orally are qualified in their entirety by this cautionary statement.